Credit Suisse

Due Diligence Narrative Report

CSMC 2018-J1

Issued: 06.19.18

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ABOUT DIGITAL RISK

Digital Risk, LLC is a wholly owned subsidiary of Mphasis Ltd (a Blackstone company). Founded in 2005, Digital Risk is a leading provider of due diligence services, offering differentiated solutions to the mortgage industry.

Transaction Leadership

Name	Title	Contact Information
Sadie Gurley	Head of Diligence Services	Sadie.Gurley@digitalrisk.com (646) 391-7820
James Jajtner	Delivery Leader	James.Jajtner@digitalrisk.com (407)457-1524
Sheila Latiff	Diligence Solutions Leader	SLatiff@digitalrisk.com (407) 782-1764

SERVICES

Digital Risk was engaged to perform due diligence services on a certain set of loans. Loan reviews consisted of:

•	Credit Reviews excluding QM/ATR
•	Credit Reviews including QM /ATR
•	Compliance Reviews, excluding QM/ATR
•	QM/ATR only

GENERAL DESCRIPTION OF METHODOLOGY

The Client obtained results of former reviews on the loans from the Seller and wanted to fill in the gaps of missing reviews, such that in the end every loan would have a completed compliance review, and either a full credit review (including QM/ATR,) or a standalone QM/ATR review. The request further was to produce

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ratings agency reports with compliance exceptions and grading, including TRID, Non-TRID and QM/ATR findings.

Additionally, for former reviews on which Client was to rely, there were a number of loans where it was believed through a rebuttal process (not yet conducted) many exceptions could be cleared, and Digital Risk was asked to continue the rebuttal process to ensure as many exceptions as possible would be cleared.

The target scopes on the trade population of 2131 loans were as follows:

•	Data Integrity Reviews: Reviewed a population of 2096 loans using data tape provided by Client to identified source documents
•	Credit & Compliance Reviews were completed on 521 loans total:(including Credit Only (418) and 103 Credit Review only.

EXCLUSIONS

Digital Risk’s review was limited to the scopes described herein, and is provided as an informational tool only. Digital Risk cannot warrant the quality or future performance of the loans, and the ultimate responsibility for any decision regarding any loans rests with the respective purchaser or underwriter.

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GENERAL DESCRIPTION OF REVIEWS:

The loan reviews began on May 25th and continued through June 18th, 2018.

Data Integrity Review Scope - A comparison of 56 data elements from the loan file documents to the data tape provided by the Client.

Credit Review Scope - A complete re-underwriting of the loan utilizing underwriting guidelines provided by the client, in effect at the time of origination. The criteria of the loan program, as well as the application of regulations concerning QM and ATR were applied as appropriate, depending upon the age of the loan.

QM/ATR Review

Digital Risk reviewed each loan for the eight (8) key underwriting factors required pursuant to the ATR Rule:

•	Income / Assets
•	Employment Status
•	Monthly Mortgage Payment
•	Simultaneous Loans
•	Mortgage Related Obligations
•	Debts / Obligations
•	DTI / Residual Income
•	Credit History

Additional Underwriting Factors

In addition to QM/ATR Review, Digital Risk reviewed each loan according to the applicable underwriting guidelines, which may include additional underwriting factors including without limitation:

•	Loan-to-value ratio and combined loan-to-value ratio
•	Occupancy
•	Borrower eligibility
•	Title information

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•	Willingness and ability to repay
•	Loan Approval conditions
•	Flood certificate and flood insurance, as applicable
•	Hazard coverage
•	Mortgage Insurance Certificate if applicable
•	OFAC clearances

Fraud Review

As part of the Credit Review, Digital Risk reviewed a third party fraud detection report and reported any misrepresentation, fraud, or other findings detected by the fraud report.

Collateral Review

Digital Risk reviewed the property appraisal provided by Client for the loan, to determine whether (i) the appraised value is supported at or within a 10% variance, and (ii) the property meets Client –supplied eligibility requirements.

Compliance Scopes - Digital Risk reviewed each loan to determine whether it complied with the applicable Federal, State, and local regulatory requirements in effect and applicable to the loan at the time of origination.

The reviews were based on the vintage of the loan. Loans were categorized as “TRID” or “Pre-TRID/RESPA,” to identify the primary regulatory environment for the Loan.

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DETAILED SCOPES

Data Integrity Review

Digital Risk compared Client-identified source documents to the tape data provided and reported origination discrepancies on a loan level and data field aggregate basis. Data Integrity Review included the following critical data fields:

Data Field	Source(s)	Data Field	Source(s)
Borrower 1 Name	Note	Arm Periodic Cap	Note
Borrower 1 Credit Score	AUS	Arm Life Cap	Note
Borrower 2 Name	Note	Number of Units (Units)	Appraisal
Borrower 2 Credit Score	AUS	Loan Income	1008/AUS
Loan ID	Note	Payment Change Frequency (Pay Reset Frequency)	Note
Rate (Original Rate)	Note	Rate Reset Cap (Periodic Reset Cap)	Note
Loan Amount (Original Balance)	Note	Sale Price (Prop Sale Price Amount)	Contract
Sales Price	Appraisal	First Payment Reset Date	Note
Appraised Value (Original Appraisal)	Appraisal	First Rate Reset Date	Note
LTV (Original LTV)	1008/AUS	Guarantor	MI Cert
CLTV (Original CLTV)	1008/AUS	Initial Rate Reset Cap	Note
Property Address (Property Street Address)	Note	Interest Only Flag	Note
Property City (City)	Note	Lender MI Fee	MI Cert
Property County	Note	Margin	Note
Property State	Note	Maximum Rate	Note
Property ZIP (Zip)	Note	Minimum Rate	Note
Property Type	Appraisal	Neg Am Flag	Note
Occupancy (Original Occupancy)	1008/Final 1003/AUS	Neg Am Limit	Note
Purpose (Original Purpose)	1008/Final 1003/AUS	Neg Am PCT Limit	Note
Loan DTI	1008/AUS	Original Amort Term	Note
Escrow Account (Y/N)	1008	Original IO Period	Note
Note Date (Origination Date)	Note	Originator	Note
Original P&I	Note	PMI Level	MI Cert
First Payment Date	Note	PMI Type	MI Cert
Maturity Date	Note	Prepayment Penalty Flag	Note
Loan Term	Note	Prepayment Penalty Term	Note
Initial Adjustment Period (First Rate Adjustment Period)	Note

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Credit Review

Digital Risk performed a re-underwriting review of Loans to verify compliance with the applicable Underwriting Guidelines in effect at the time of loan origination to ensure the characteristics used by the underwriter were supported by the file documentation; and that any loans outside of those Guidelines contained legitimate and approved exceptions with compensating factors.

A. Guidelines Review

Digital Risk reviewed the loans to determine whether the loan was originated in compliance with the applicable Guidelines. Digital Risk re-underwrote the loans to the Guidelines provided or specified by Client.

B. QM/ATR Credit Review

Loans with application dates after January 10, 2014 are subject to the Qualified Mortgage (“QM”) rule and the Ability to Repay (“ATR”) rule under Regulation Z – the Truth in Lending Act. For these Loans, Digital Risk confirmed that the originator/aggregator provided a QM designation and reviewed the Loan for the eight (8) Key Underwriting Factors that are required pursuant to the ATR rule.

C. Additional Underwriting Factors

In addition to the general Guidelines Review and/or QM/ATR Review (as applicable), Guidelines might have required certain additional underwriting factors to be considered. As determined by the applicable Guidelines, the Credit Review on the loan might have included the following:

•	Review of borrower's occupancy
•	Confirmation of borrower eligibility
•	Review of title information to validate lien position
•	Confirmation that final 1003 match Underwriting Approval/AUS (as applicable) and that the final Loan approval data was supported by the documents in the file
•	Confirmation that Loan Approval conditions were met
•	Review of the flood certificate, and confirmation that flood insurance was required, as applicable
•	Review of 1003 for completion, signature, NMLS, and validation that the final 1003 accurately reflected verified information
•	Validation of credit inquiries within the last ninety (90) days of application and AKA’s were cleared
•	Review of sales contract and validation all contributions were within guidelines
•	Review of Hazard coverage and verification that sufficient coverage was in place on subject and all premiums were included in DTI
•	Mortgage Insurance Certificate was in file, if applicable, and coverage was sufficient, and premium was included in DTI

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Compliance Review

Digital Risk reviewed each Loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the Loan complied with the applicable Federal, State, and local regulatory requirements as noted below, each as amended, restated and/or replaced from time to time.

The Compliance Review was based on the vintage of the Loan. In general, Loans will be categorized as “TRID” or “Pre-TRID/RESPA,” to identify the primary regulatory environment for the Loan. Digital Risk also reviewed Loans for compliance with additional regulations, as applicable based on application date.

A. Truth in Lending Act (“TILA”)

All Loans originated after 1968 are subject to the general requirements of TILA, as implemented by regulation Z, and as amended by various legislation from time to time. While certain Loans are governed primarily by recent amendments to TILA (including RESPA 2010 & TRID), Digital Risk reviewed all Loans for compliance with the below general TILA requirements:

1.	Truth in Lending Disclosure

Reviewed the Truth in Lending Disclosure and determined if executed by all required parties.

Recalculate APR and Finance Charge, payment streams, principal and interest calculations; compared to the Loan originator’s original disclosed calculations and determined if disclosure differences were within allowed tolerances.

2.	Notice of Right to Cancel (Rescission) Review

Verified the transaction date and expiration date, ensured proper execution of the Notice of Right to Cancel by all required parties; verified the disbursement date; and determined if a full three (3) day rescission period was adequately provided to the borrower(s).

3.	Federal Disclosures.

Determined whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures

a.	ARM Disclosure
b.	Right to Receive Copy of Appraisal
4.	Originator License.

Confirmed through NMLS the Loan originator and originating firm’s license status was active and properly disclosed on appropriate Loan documents.

5.	Closing Documents.

Reviewed closing documents to ensure that the Loan information was complete, accurate, and consistent with other documents, and confirmed collateral documents had been recorded or sent for recording

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B. Real Estate Settlement Procedures Act (2010) (“RESPA 2010”) – Regulation X

Loans originated between January 1, 2010 and October 2, 2015 are subject to RESPA 2010. For RESPA 2010 Loans, the Compliance Review included:

1.	Good Faith Estimate (“GFE”)

Confirmed the presence of the current GFE form in effect at the time of origination and verified timely delivery of the initial GFE to the borrower (within three (3) business days of application).

Verified that all broker fees were accurately disclosed and reflected in the appropriate locations, including Yield Spread Premium (“YSP”). Ensured fees were reasonable and customary fees for the lender, Title Company, and Escrow Company, and that those fees were accurately disclosed on the GFE and were reflected in the proper location on the document.

2.	Revised GFEs

If the file contained a revised GFE:

a.	Determined whether the file required evidence of “Changed Circumstances” (as defined below). The Loan originator was not bound to a GFE (and evidence of Changed Circumstances is not required) if the rate had not been locked by the borrower, or a locked rate had expired.
b.	Confirmed that the revised GFE was timely delivered to the borrower within three (3) business days of (i) the Loan originator receiving information sufficient to establish the Changed Circumstances, or (ii) the borrower locking in a new rate.
c.	If the Loan required Changed Circumstances, determined whether the file contained evidence of valid “Changed Circumstances,” which may have included:
•	Acts of God, war, disaster or another emergency;
•	Information particular to borrower or transaction that was relied on in providing the GFE and that changes or is found to be inaccurate after GFE has been provided to borrower;
•	New information particular to the borrower or transaction that was not relied on in providing the GFE; or
•	Other circumstances that are particular to borrower or transaction, including boundary disputes, need for flood insurance or environmental problems
3.	Final HUD-1

Verified that the correct HUD-1 form was used, and that the Final HUD-1 accurately listed all fees disclosed on the GFE.

4.	Tolerance Testing

Compare the fees disclosed in the final binding GFE to those in the final HUD-1, and confirmed that final HUD-1 fees are within the following tolerances:

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a.	“Zero Tolerance” – no variance in any of the following fees:
•	The Loan originator’s own origination charge, including processing and underwriting fees;
•	The credit or charge for the interest rate chosen (i.e., yield spread premium or discount points) while the interest rate is locked;
•	The adjusted origination charge while the interest rate is locked; and
•	State/local property transfer taxes.
b.	“10% Tolerance” –the sum of the following fees did not increase by greater than ten percent:
•	Loan originator required settlement services, where the Loan originator selects the third-party settlement service provider;
•	Loan originator required services, title services, required title insurance and owner’s title insurance when the borrower selects a third-party provider identified by the Loan originator; and
•	Government recording charges.

Confirmed that all fees were accurately reflected in the correct tolerance category on the GFE and HUD-1, and that Loan terms were accurately disclosed between the GFE and HUD-1. If applicable, determined the cost for the Loan originator to cure tolerance or other violations, and verified documentation of appropriate restitution to the borrower.

C. TILA/RESPA Integrated Disclosure Rule (“TRID”)

Loans originated on or after October 3, 2015 are subject to TRID, as implemented by 12 CFR 1026.19(e), (f) and (g). For TRID Loans, the Compliance Review included:

1.	Disclosure Requirements
a.	Reviewed the disclosure dates and verified that the Loan complied with TRID timing requirements, including:
•	Initial LE delivered within three (3) business days from the application date, and at least seven (7) business days prior to the consummation date.
•	Revised LE delivered within three (3) business days from date of the “valid reason” giving rise to the Revised LE, and at least four (4) business days prior to the consummation date.
•	Initial CD, and any subsequent CD with material changes (i.e., changes that require a new waiting period) delivered at least three (3) business days prior to the consummation date.

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b.	For the purposes of calculating the above timing requirements, Digital Risk used the following to determine the date that the borrower is deemed to have received the disclosure:
Delivery Method	Deemed Date of Receipt
In Person	Borrower signature date
Electronic: • No receipt confirmation in file	3 business days after later of (i) document issue date, or (ii) proof of electronic delivery date
• Receipt confirmation is in file (if borrower has consented to electronic delivery)	Date of receipt confirmation
US Mail or other Parcel Delivery Service: • No receipt confirmation in file	3 business days after later of (i) document issue date, or (ii) proof of mailing date
• Receipt confirmation is in file	Date of receipt confirmation

If disclosures are sent electronically, Digital Risk will verify whether there is evidence in the file of consent to receive electronic disclosures.

c.	The definition of “Consummation Date” may vary by location and is not always well defined. For the purposes of calculating the above timing requirements for the TRID Compliance Review, Digital Risk used the notary date as the Consummation Date. If there were multiple borrowers that were notarized at different times, Digital Risk used the latest notary date.
2.	Loan Estimates (“LEs”)

Reviewed the Initial LE and confirmed (i) the correct form was used; (ii) all sections of the Initial LE were completed; and (iii) the Initial LE was accurate, including the following:

•	Borrower signature line, or other documented acknowledgement
•	General Loan information and Loan terms sections.
•	Loan term, purpose, and product descriptions.
•	All applicants applying for credit, as disclosed on the application, are listed on the LE
•	“Can this amount increase after closing?” and “Does the loan have these features” sections are completed and are accurate based on the terms disclosed on the LE.
•	If rate is locked, lock expiration date, time, and time zone was disclosed, and rate was locked for a minimum of ten (10) days
•	Projected Payments and Estimated Taxes, Insurance & Assessments sections are complete and accurate based on the Loan terms and information known at the time of disclosure.

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•	The Closing Costs and Cash-to-Close sections are complete and accurate based on the information provided on page 2 of the LE.
•	Fees are disclosed properly in Closing Cost Details section (subject to itemization of fees if fees are disclosed in the aggregate).
•	Any addenda found in file listing ADDITIONAL fees for sections other than Section C
•	Adjustable Payment (″AP″) Table is included and accurate (based on file information) for any Loans with Interest Only Payments, Optional Payments, Step Payments, or Seasonal Payments
•	Adjustable Interest Rate (″AIR″) Table is included and accurate (based on file information) for any ARM or Step Rate Loans
•	The Comparison section is complete.
•	Rounding rules verified as per 1026.37(o) (4).
•	Other Considerations Section is complete

If there were fees listed in the Services You Can Shop For category, Digital Risk verified (a) that the file contained a Written List of Service Providers provided to the borrower within three (3) business days of application, and (b) that the list included at least one available provider for each service and stated that the consumer could choose a different provider for that service.

3.	Revised LEs

If there was a Revised LE, verified that there was documentation in the file of one of the following “valid reasons” for the Revised LE:

•	Changed Circumstance (“COC”) affecting settlement charges
•	COC affecting eligibility
•	Revisions requested by the borrower
•	Interest rate dependent charges
•	Expiration of the LE and
•	Delayed settlement date on a construction loan

Determined which LE in the file was the “final binding” LE for the purpose of Tolerance Testing (i.e., the last LE issued with a valid COC). A Revised LE that did not state a valid reason was not used for purposes of Tolerance Testing. All revised LEs issued to the consumer were reviewed for accuracy of terms.

4.	Closing Disclosures (“CDs”)
a.	Digital Risk reviewed the CD and confirmed (i) the correct form was used; (ii) all sections of the CD were completed; and (iii) the CD was accurate, including the following:
•	Acknowledgement of receipt of the CD by all borrowers with a right to rescind (either borrower signature, or other documented acknowledgment)

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•	Closing, Transaction and Loan Information section.
•	Loan term, purpose, and product descriptions.
•	All applicants applying for credit, as disclosed on the application, are listed on the CD
•	“Can this amount increase after closing?” and “Does the loan have these features?” sections.
•	Projected Payments and Estimated Taxes, Insurance & Assessments sections.
•	Fees in the Closing Cost Details section.
•	Any addenda found in file listing ADDITIONAL fees for sections other than Section C (Services You Can Shop For).
•	Cash to close table.
•	Summaries of Transaction section
•	Loan Disclosures section, including:
○	CD Assumption, Demand Feature, Negative Amortization, and Partial Payments sections
○	Late Payment
○	Escrow Amount
○	Escrow Property Costs over Year 1 to be calculated per the payments scheduled to be made in a one-year period after consummation.
○	Non-Escrowed Property Costs over 1 Year to be calculated using either eleven (11) or twelve (12) months as determined by Client.
•	Adjustable Payment (“AP”) Table, for Loans with Interest Only Payments, Optional Payments, Step Payments, or Seasonal Payments
•	Adjustable Interest Rate (“AIR”) Table, for ARM or Step Rate Loans
•	Loan Calculations section, including.
○	Total of Payments, including fees in section A, B, and C that are paid by the borrower, and fees paid by the seller or other if those fees are customarily paid by the borrower.
○	Capture amounts disclosed in Loan Calculations section and test for TILA tolerance violations on disclosed APR and Finance Charge.
○	Total Interest Percentage (TIP) accurate with proper rounding.
•	Other Disclosures section (with at least one choice selected as applicable).
•	Liability After Foreclosure section (will confirm that Loan originator selected one of the two options, but will not make an independent judgment whether or not the selection is correct)
•	Contact Information section, including confirmation that each party of the transaction is included

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b.	If a subsequent CD was issued, confirmed whether it had changes to (i) the Loan product, which affected disclosed terms and Loan information; (ii) the addition of a prepayment penalty; or (iii) an APR, which exceeded the previously disclosed APR by more than the permitted tolerances for accuracy.
5.	Tolerance Testing

Compared the fees disclosed in the final binding LE to those in the final CD, and confirmed that final CD fees were within the following tolerances:

a.	“Zero Variance” – no variance in any of the following fees:
•	Fees paid to the Loan originator, broker, or their affiliates (other than fees paid to an affiliate of the Loan originator for services NOT required by the creditor)
•	Fees paid to an unaffiliated third party, if the Loan originator did not permit the borrower to shop for services
•	Transfer taxes
•	Lender Credits
b.	“10% Variance” – the sum of the following fees (disregarding any fees that were included in the LE but not in the final CD) did not increase by greater than ten percent (10%):
•	Recording fees
•	Fees paid to an unaffiliated third party, if the Loan originator permitted the borrower to shop for services, and borrower selected a provider on the Written List of Service Providers
•	Prepaid mortgage insurance (if it can be shopped for, and not identified as an affiliate)
c.	No Tolerance/Unlimited – for changes to the following fees, Digital Risk will review the file for evidence that the amount disclosed on the LE was not made in Good Faith – meaning based on information reasonably available at the time of disclosure:
•	Prepaid interest;
•	Property insurance premiums;
•	Impounds/Escrows;
•	Charges for services required by the creditor but the borrower is permitted to shop for and borrower selects a third-party provider not on the lender’s Written Service Provider List; and
•	Charges for third party services NOT required by the creditor (even if paid to an affiliate of the creditor).
•	Other fees instructed by Client that fall within the “no tolerance/unlimited” standard (e.g. Prepaid property taxes charged by some local and state governments new, re-issued CD with an issue date as the date the PCCD was issued (and not a purported correction to the pre-close CD).

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d.	Changes due to events occurring after consummation.

If within thirty (30) days of consummation, an event in connection with the settlement of the transaction occurred that caused the final CD to become inaccurate and such inaccuracy resulted in a change to an amount actually paid by the borrower(s) from the amount disclosed, a PCCD should have been delivered or placed in the mail to the borrower within thirty (30) days of receiving information that an event occurred.

e.	Changes due to clerical errors.

For any errors that are not related to a disclosed dollar amount or percentage (i.e., clerical errors), a PCCD must be delivered or placed in the mail to the borrower within sixty (60) calendar days of consummation. Examples of non-numeric clerical errors include but are not limited to:

•	the closing information section.
•	the transaction information section.
•	loan id # or MIC #.
•	non-numeric identifiers in the Estimated Taxes, Insurance & Assessments section.
•	fee labels and/or order of fees.
•	location of the fee(s).
•	missing cure language.
•	the “Did This Change” section of Calculating Cash to Close.
•	the Loan Disclosures section
•	non-numeric items in the Escrow Account section.
•	the Other Disclosures section.
•	the Contact Information section.

f.        Refunds related to the good faith analysis.

g.	Other changes / errors

If Digital Risk found evidence of material changes or errors that did not have a prescribed cure, including but not limited to errors on LEs and Interim CDs, and numeric errors on final CDs, Digital Risk did not make a determination as to whether the Loan originator cured the error. Client (or the purchaser, in the case of a Private Sale review) would be solely responsible for determining whether the error is material, and whether the Loan originator had successfully mitigated the risk associated with it.

6.	Other TRID Compliance Tests

Digital Risk conducted the following additional TRID compliance tests:

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a.	Determined whether the Loan originator used TRID forms on a Loan not covered by TRID, including Loans with application dates prior to October 3, 2015, or Loan types that are excluded from TRID (see below).

D. High Cost & Anti-Predatory Regulations

Digital Risk tested for compliance with applicable High Cost and Anti-Predatory laws, including applicable statutes and regulations at the Federal, State, and Local level. A list of all the laws tested can be provided.

1.      Home Ownership Equity Protection Act (“HOEPA”) testing

Digital Risk reviewed the Loan for compliance with HOEPA, including, as applicable:

•	APR test
•	Points and Fees test
•	Review of HOEPA disclosure for accuracy (i.e., payment stream, highest payment scenario; dates disclosed, dates acknowledged)
•	Review and confirm documentation type
•	Review for evidence of prepayment penalty
•	Verify Debt to Income conformity, if applicable.
2.	State and Local High-Cost/Anti-Predatory Regulations

Digital Risk used a third-party tool to determine whether the Loan complied with the following State and Local anti-predatory statutes/regulations, as applicable to the Loan. Loans with application dates after January 10, 2014 are subject to the Qualified Mortgage (“QM”) rule and the Ability to Repay (“ATR”) rule under Regulation Z – the Truth in Lending Act. For these Loans, Digital Risk reviewed the Loan for compliance with these Rules.

3.	Qualified Mortgages (QM Rule)

Digital Risk tested all Loans to determine whether it met the requirements of the QM rule and qualified as either a QM or Temporary QM (“TQM”). In order to qualify as a QM or TQM, a Loan must meet the following criteria, as applicable:

•	No negative amortization, and no interest only payments
•	Loan term no more than thirty (30) years
•	Debt-to-Income (“DTI”) Testing:

A QM requires a DTI of no more than forty-three percent (43%) [TQM may exceed forty-three percent (43%)]. Digital Risk calculated the DTI using verified income and assets, Loan and simultaneous loan payments, insurance, taxes and HOA, alimony, child support and open debts, were calculated as appropriate for fixed rate fixed term vs. variable rate Loans. DTI was calculated as verified debts divided by the verified income, represented as a ratio; amounts greater than forty-three percent (43%) were deemed to have failed the QM requirements.

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•	TQM Guideline Testing:

An Agency directed Loan exceeding the 43% DTI threshold for QM may qualify as TQM if it meets the applicable underwriting Guidelines from the designated Agency (GSE, HUD, FHA, and USDA). For Agency Loans, the testing standard is the applicable Agency credit guidelines, which are not set by regulation and may include a higher DTI threshold. TQM Guideline Testing may include:

•	LTV / CLTV
•	DTI
•	Credit Score
•	Reserves
•	Maximum Loan Amount
•	Maximum Cash Out
•	Disposable Income

Note: A Loan may fail the TQM Agency Guidelines test, even though DTI is no more than 43%, due to failure of other Guideline underwriting factors.

•	Points and Fees Testing:

To quality as either QM or TQM, the Loan must pass the QM points and fees testing criteria. QM points and fees testing included the six (6) components below, as applicable based on regulatory guidance:

•	Finance charge

•	Loan originator compensation/YSP known at the time of closing

•	Real estate-related fees

•	Premiums for applicable insurance policies where the creditor is the beneficiary

•	Maximum prepayment penalty
•	Prepayment penalty paid in a refinance

Exceptions required additional documentation to be provided. The same treatment goes for “bona fide discount points” if documentation was not present in file.

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Digital Risk determined whether Points and Fees exceeded the following thresholds, based on note amount:

Note Amount	Threshold
$100,000 or More	3% of Note Amount
At least $60,000, but less than $100,000	$3,000
At least $20,000, but less than $60,000	5% of Note Amount
At least $12,500, but less than $20,000	$1,000
Less than $12,500	8% of Note Amount

•	HPML Testing:

Digital Risk tested QMs and TQMs to determine if they were deemed a “Higher Priced Mortgage Loan” (“HPML”) by comparing the APR to the Average Prime Offer Rate. A QM will be considered an HPML if it exceeds the Average Prime Offer Rate by 1.5% on conforming first liens, and 3.5% on second liens. A TQM will be considered an HPML if it exceeds the Average Prime Offer Rate by 1.15% plus the monthly MI premium factor.

If a QM/TQM Loan was deemed to be an HPML, the Loan requirements that were additionally required were:

•	An escrow account in place for the first five (5) years of the Loan
•	Additional appraisal requirements, including:
○	Disclosure of the right to a free copy within three (3) business days after application
○	Written appraisal from certified or licensed appraiser
○	Interior inspection
○	Delivery of copies of the appraisal at least three (3) business days prior to closing
○	If the transaction involves ‘flipping’ the property, a second appraisal is required and must document:
-	The difference in the original sales price and the subsequent sales price
-	Changes in market conditions
-	Property improvements
4.	Ability to Repay (ATR Rule)

Loans that do not qualify as QM or TQM, or are exempted from the QM Rule, were still tested to determine if the Loan complies with the ATR Rule.  Compliance with the ATR Rule is determined by a Credit Review or a QM/ATR Only Review, which as described above is an add-on credit re-underwriting review to determine if the Loan is within applicable Guidelines for the eight (8) Key Underwriting Factors pursuant to the ATR Rule.

Digital Risk did a Credit Review or QM/ATR Only Review for all non-QM Loans subject to the ATR Rule.

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5.	Mortgage Disclosure Information Act (“MDIA”)

Loans originated between July 7, 2009 and October 3, 2015 are subject to MDIA, which establishes certain timing requirements related to TILA. For these Loans, Digital Risk confirmed the following:

•	the Loan originator provided Initial Disclosures (a) no more than three (3) business days after application, and (b) at least seven (7) business days prior to closing.
•	If revised disclosure was required due to the APR in the initial disclosure becoming inaccurate, confirm that the borrower received such revised disclosure at least three (3) business days prior to closing. Revised disclosure is required if APR is inaccurate by more than 0.125%, or in the case of irregular payment streams, 0.25%.
•	The borrower was not charged any fees, other than a credit report fee, prior to receiving the Initial Disclosures.
6.	National Flood Insurance Program (“NFIP”)

Reviewed each Loan to ensure adherence to flood insurance coverage requirements as outlined under the NFIP, including identification of flood zones and subsequent policy documentation for evidence of adequate coverage amounts.

7.	Homeowner’s Flood Affordability Act (“HFIAA”)

For Loans made by an FDIC-supervised institution or servicer, extended or renewed on or after January 1, 2016, reviewed to determine whether all premiums and fees for flood insurance were escrowed, and that the escrow was payable with same frequency as payments designated for the Loan.

HFIAA compliance is not required for:

•	Loans primarily for business, commercial or agricultural purposes
•	Loan subordinated to a senior lien on the same property, for which the borrower has obtained flood insurance
•	Properties covered by Flood Insurance that meet the requirements, and are provided and paid for by an association or other applicable group

E. Compliance Tool

In conducting the Compliance Review, Digital Risk used a third-party tool used to supply certain regulatory compliance services.

F. Compliance Notes

Pursuant to the applicable Rating Agency criteria, Digital Risk may have graded certain compliance exceptions as non-material based on seasoning of the Loan. Certain Loans may be seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which are raised as a defense to foreclosure. Information contained in any Digital Risk reports related to the applicable statute of limitations for certain claims may

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not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce, or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual loan.

RESULTS

Data Comparison

Digital Risk provided Credit Suisse with a copy of the Loan Level Compare Report which identifies differences between the data received by the seller versus the data Digital Risk captured from the Data Integrity Review. In the case, the data has been reviewed by Digital Risk twice and the population provided by the Seller to Credit Suisse did not contain any data discrepancies.

Below are the list of fields from the ASF data tape that Digital Risk reviewed.

LOAN_NO	ORIGINAL_INTEREST_RATE
STATE	ORIGINAL_INTERESTONLY_TERM
SALES_PRICE	ORIGINAL_CLTV
PROPERTY_TYPE	ORIGINAL_APPRAISEDPROPERTY_VALUE
POSTAL_CODE	OCCUPANCY
ORIGINATOR_DTI	MATURITY_DATE
ORIGINATION_DATE_OFMOST_SENIOR_LIEN	LOAN_TYPE_OF_MOSTSENIOR_LIEN
ORIGINATION_DATE	LOAN_PURPOSE
ORIGINALAMORTIZATION_TERM	FIRST_PAYMENT_DATEOF_LOAN
ORIGINAL_TERM_TOMATURITY	CITY
ORIGINAL_LTV	AMORTIZATION_TYPE
ORIGINAL_LOANAMOUNT

Credit and Compliance Review Results

Below are the initial and final overall loan grades for this review, as well as the credit, property valuation, and regulatory compliance component review grades.

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FITCH RATINGS

Overall Grade Migration

The Overall Grade Migration Table only includes loans were both a credit and compliance review were conducted. It excludes the loans that were only reviewed for Credit.

Final Grade	Initial Loan Grade
	A	B	C	D	Total
A	165	1	49	38	253
B		34	14	10	58
C			75		75
D			10		22
Total	165	35	148	70	418

*The overall grade summary reflects the combination of the credit, and regulatory compliance component reviews into one overall grade. The overall grade assigned is the most severe grade from each of the component reviews.

Credit Grade Migration

Final Grade	Initial Loan G rade
	A	B	C	D	Total
A	278	5	3	137	423
B		24		3	27
C			9	4	13
D				58	58
Total	278	29	12	202	521

Compliance Grade Migration

Final Grade	Initial Loan Grade
	A	B	C	D	Total
A	248	1	62	2	313
B		39	19		58
C			47		47
D
Total	248	40	128	2	418

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MORNINGSTAR RATINGS

Overall Grade Migration

The Overall Grade Migration Table only includes loans were both a credit and compliance review were conducted. It excludes the loans that were only reviewed for Credit.

Final Grade	Initial Loan Grade
	A	B	C	D	Total
A	165	1	49	38	253
B		34	14	10	58
C			75		75
D			10		22
Total	165	35	148	70	418

*The overall grade summary reflects the combination of the credit, and regulatory compliance component reviews into one overall grade. The overall grade assigned is the most severe grade from each of the component reviews.

Credit Grade Migration

Final Grade	Initial Loan Grade
	A	B	C	D	Total
A	278	5	3	137	423
B		24		3	27
C			9	4	13
D				58	58
Total	278	29	12	202	521

Compliance Grade Migration

Final Grade	Initial Loan Grade
	A	B	C	D	Total
A	248	1	62	2	313
B		39	19		58
C			47		47
D
Total	248	40	128	2	418

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DBRS RATINGS

Overall Grade Migration

The Overall Grade Migration Table only includes loans were both a credit and compliance review were conducted. It excludes the loans that were only reviewed for Credit.

Final Grade	Initial Loan Grade
	A	B	C	D	Total
A	165	1	49	38	253
B		34	14	10	58
C			75		75
D			10		22
Total	165	35	148	70	418

*The overall grade summary reflects the combination of the credit, and regulatory compliance component reviews into one overall grade. The overall grade assigned is the most severe grade from each of the component reviews.

Credit Grade Migration

Final Grade	Initial Loan Grade
	A	B	C	D	Total
A	278	5	3	137	423
B		24		3	27
C			9	4	13
D				58	58
Total	278	29	12	202	521

Compliance Grade Migration

Final Grade	Initial Loan Grade
	A	B	C	D	Total
A	248	1	62	2	313
B		39	19		58
C			47		47
D
Total	248	40	128	2	418

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